Exhibit 99-1

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                          YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)

                                                            WPS                UPEN             Pro Forma          Pro Forma
                                                        As Reported        As Reported         Adjustments         Combined
                        ASSETS
    Utility Plant
     Electric                                           $1,506,470            $178,943                            $1,685,413
     Gas                                                   251,603                   0                               251,603
                                                         ---------             -------           --------          ---------
      Total                                              1,758,073             178,943                             1,937,016
     Less - Accumulated depreciation and
      decommissioning                                    1,032,149              80,993                             1,113,142
                                                         ---------             -------           --------          ---------
      Total                                                725,924              97,950                  0            823,874
     Nuclear decommissioning trusts                        134,108                   0                               134,108
     Construction in progress                                7,266               4,510                                11,776
     Nuclear fuel, less accumulated amortization            19,062                   0                                19,062
                                                         ---------             -------           --------          ---------
      Net utility plant                                    886,360             102,460                  0            988,820
                                                         =========             =======           ========          =========

    Current assets
     Cash and equivalents                                    6,424               2,071                                 8,495
     Customer and other receivables, net of
      reserves                                              87,709               8,391                                96,100
     Accrued utility revenues                               30,750                   0                                30,750
     Fossil fuel, at average cost                           10,336                 286                                10,622
     Gas in storage, at average cost                        22,080                   0                                22,080
     Materials and supplies, at average cost                18,793               1,968                                20,761
     Prepayments and other (Note 4)                         20,499               4,788               (642)            24,645
                                                          --------             -------           --------          ---------
      Total current assets                                 196,591              17,504               (642)           213,453
                                                          ========             =======           ========          =========
    Regulatory assets                                       78,544               1,305                                79,849
    Net nonutility and nonregulated plant                   19,194              11,387                                30,581
    Investments and other assets                           118,913               4,188                               123,101
                                                          --------             -------           --------          ---------
      Total                                             $1,299,602            $136,844              ($642)        $1,435,804
                                                        ==========             =======           ========          =========


   See accompanying notes to Unaudited Pro Forma Combined Financial
   Statements.


                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                          YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)

                                                               WPS               UPEN             Pro Forma         Pro Forma
                                                           As Reported       As Reported         Adjustments        Combined
    CAPITALIZATION AND LIABILITIES
    Capitalization
     Common stock equity (Note 2)                            $477,823           $40,941              (1,100)        $517,664
     Preferred stock of subsidiary                             51,200               445                               51,645
     Long-term debt                                           304,008            43,007                              347,015
                                                              -------           -------              ------          -------
      Total capitalization                                    833,031            84,393              (1,100)         916,324
                                                              =======           =======              ======          =======

    Current liabilities
     Notes payable                                             10,000             9,760                               19,760
     Commercial paper                                          20,706                 0                               20,706
     Accounts payable                                          85,651             4,096               1,100           90,847
     Accrued taxes                                              3,514             6,600                               10,114
     Accrued interest                                           7,801               910                                8,711
     Other                                                      9,536             2,879                               12,415
                                                              -------            ------              ------          -------
      Total current liabilities                               137,208            24,245               1,100          162,553
                                                              =======            ======              ======          =======

    Long-term liabilities and deferred credits
     Accumulated deferred income taxes
         (Note 4)                                             125,804             6,035                (642)         131,197
     Accumulated deferred investment tax credits               26,901             2,560                               29,461
     Regulatory liabilities                                    50,279             6,208                               56,487
     Environmental remediation liabilities                     40,215               656                               40,871
     Other long-term liabilities                               86,164            12,747                               98,911
                                                              -------           -------              ------          -------
      Total long-term liabilities and deferred credits        329,363            28,206                (642)         356,927
                                                              =======           =======             =======          =======
      Total                                                $1,299,602          $136,844               ($642)      $1,435,804
                                                           ==========          ========             =======       ==========

        See accompanying notes to Unaudited Pro Forma Combined Financial
        Statements.


                            WPS RESOURCES CORPORATION

                          NOTES TO UNAUDITED PRO FORMA
                          COMBINED FINANCIAL STATEMENTS

   1. The pro forma combined financial statements reflect the conversion of each share of UPEN Common Stock (no par value) outstanding into 0.90 shares of WPS Common Stock ($1.00 par value), as provided in the Merger Agreement. The pro forma combined statements of income are presented as if the companies had combined at January 1, 1997. The pro forma combined balance sheet is presented as if the companies had combined at December 31, 1997.

   2. Estimated cost savings and the cost to achieve such savings have not been reflected in the pro forma combined financial statements. Transaction costs are currently estimated to be approximately $3,700,000 (including fees for financial advisors, attorneys, accountants, consultants, filings, and printing). Estimated transaction costs to be incurred after December 31, 1997, have been reflected in the pro forma balance sheet at December 31, 1997 reducing common stock equity by $1,100,000.

   3. Intercompany transactions (including purchased and exchange power transactions) between WPS and UPEN during the periods presented were included in the determination of regulated rates and were not material. Accordingly, no pro forma adjustments were made to eliminate such transactions.

   4. Accounting principles have been consistently applied in the financial statement presentations for WPS and UPEN with one exception. UPEN does not include unbilled electric revenues in its calculation of total revenues. WPS accrues unbilled revenues. The impact of this difference in accounting principles does not have a material impact on the unaudited pro forma combined financial statements as presented, and accordingly, no adjustments have been made to conform accounting principles. A pro forma adjustment has been made to conform the presentation of current deferred income taxes in the pro
        forma combined balance sheet into one net amount.   A pro forma
        adjustment has been made to conform the presentation of income taxes in the pro forma combined statements of income. Other minor reclassifications have been made to the balance sheet and statements of income of UPEN to align with the financial statement presentation of WPS.

                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1997
                    (in thousands, except per share amounts)


                                                         WPS                  UPEN               Pro Forma          Pro Forma
                                                     As Reported           As Reported          Adjustments          Combined
    Operating revenues
     Electric utility revenues                          $479,388                $55,952                             $535,340
     Gas utility revenues                                211,090                      0                              211,090
     Non-regulated energy and other                      187,862                  4,152                              192,014
                                                        --------                -------             -------          -------
      Total operating revenues                           878,340                 60,104                   0          938,444
                                                        ========                =======             =======          =======

    Operating expenses
     Electric production fuels                           107,538                      0                              107,538
     Purchased power                                      45,876                 21,128                               67,004
     Gas purchased for resale                            147,755                      0                              147,755
     Non-regulated energy cost of sales                  182,863                      0                              182,863
     Other operating expenses                            148,569                 17,413                              165,982
     Maintenance                                          41,661                  2,664                               44,325
     Depreciation and decommissioning                     77,541                  5,900                               83,441
     Federal income tax (Note 4)                               0                  1,620              (1,620)               0
     Taxes other than income                              26,448                  4,927                               31,375
                                                         -------                -------              -------         -------
      Total operating expenses                           778,251                 53,652              (1,620)         830,283
                                                         =======                =======              =======         =======
    Operating income                                     100,089                  6,452               1,620          108,161
                                                         -------                -------              -------         -------

    Other income
     Allowance for equity funds used during
      construction                                           129                     25                                  154
     Other, net                                           11,511                    225                               11,736
                                                         -------                -------              -------         -------
      Total other income                                  11,640                    250                   0           11,890
                                                         =======                =======              =======         =======
    Income before interest expense                       111,729                  6,702               1,620          120,051
                                                         -------                -------              -------         -------
     Interest on long-term debt                           22,331                  3,942                               26,273
     Other interest                                        4,172                    738                                4,910
     Allowance for borrowed funds used during               (100)                   (67)                                (167)
      construction                                       -------                -------              -------         -------

      Total interest expense                              26,403                  4,613                   0           31,016
                                                         =======
    Income before income taxes                            85,326                  2,089               1,620           89,035
    Income taxes (Note 4)                                 29,270                      0               1,620           30,890
    Minority interest                                       (797)                     0                                 (797)
    Preferred stock dividends of subsidiary                3,111                     22                                3,133
                                                         -------                 ------              ------          -------
      Net income                                          53,742                  2,067                   0           55,809
                                                         =======                 ======              ======          =======

    Average shares of common stock (Note 1)               23,873                  2,960                (296)          26,537
    Basic and diluted earnings per average
     share of common stock                             $    2.25              $    0.70                             $   2.10

     See accompanying notes to Unaudited Pro Forma Combined Financial
     Statements.


                            WPS RESOURCES CORPORATION

                          NOTES TO UNAUDITED PRO FORMA
                          COMBINED FINANCIAL STATEMENTS

   1. The pro forma combined financial statements reflect the conversion of each share of UPEN Common Stock (no par value) outstanding into 0.90 shares of WPS Common Stock ($1.00 par value), as provided in the Merger Agreement. The pro forma combined statements of income are presented as if the companies had combined at January 1, 1997. The pro forma combined balance sheet is presented as if the companies had combined at December 31, 1997.

   2. Estimated cost savings and the cost to achieve such savings have not been reflected in the pro forma combined financial statements. Transaction costs are currently estimated to be approximately $3,700,000 (including fees for financial advisors, attorneys, accountants, consultants, filings, and printing). Estimated transaction costs to be incurred after December 31, 1997, have been reflected in the pro forma balance sheet at December 31, 1997 reducing common stock equity by $1,100,000.

   3. Intercompany transactions (including purchased and exchange power transactions) between WPS and UPEN during the periods presented were included in the determination of regulated rates and were not material. Accordingly, no pro forma adjustments were made to eliminate such transactions.

   4. Accounting principles have been consistently applied in the financial statement presentations for WPS and UPEN with one exception. UPEN does not include unbilled electric revenues in its calculation of total revenues. WPS accrues unbilled revenues. The impact of this difference in accounting principles does not have a material impact on the unaudited pro forma combined financial statements as presented, and accordingly, no adjustments have been made to conform accounting principles. A pro forma adjustment has been made to conform the presentation of current deferred income taxes in the pro
        forma combined balance sheet into one net amount.   A pro forma
        adjustment has been made to conform the presentation of income taxes in the pro forma combined statements of income. Other minor reclassifications have been made to the balance sheet and statements of income of UPEN to align with the financial statement presentation of WPS.